UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2020

CEDAR FAIR, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-9444	34-1560655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Cedar Point Drive, Sandusky, Ohio	44870-5259
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 626-0830

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Units (Representing Limited Partner Interests)	FUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2020, the Board of Directors (the “Board”) of Cedar Fair Management, Inc., the general partner of Cedar Fair, L.P. (the “Partnership”), elected Louis Carr to fill a vacancy on the Board, effective November 16, 2020. Mr. Carr will serve as a Class I director and his term expires at the 2022 Annual Meeting of Limited Partner Unitholders. Mr. Carr serves on the Audit committee of the Board. There are no transactions between Mr. Carr and the Partnership that would be reportable under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Carr and any other person pursuant to which Mr. Carr was elected as a director. Mr. Carr’s compensation as a director will be provided on the same basis as that provided to the Partnership’s other non-employee directors, as further described in the Partnership’s Proxy Statement dated April 7, 2020, at pages 60-62. Mr. Carr’s compensation will be prorated to reflect the commencement date of his Board service. The Partnership will enter into an indemnification agreement with Mr. Carr in substantially the same form as the Form of Indemnification Agreement, which was filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on November 1, 2011.

Item 7.01.	Regulation FD Disclosure.

A copy of the news release announcing Mr. Carr’s election to the Board is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit (99.1)	News Release of Cedar Fair, L.P., dated November 17, 2020 (furnished herewith in relation to Item 7.01)

Exhibit (104)	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR FAIR, L.P.
	By:	Cedar Fair Management, Inc., General Partner

Date: November 16, 2020	By:	/s/ Brian C. Witherow
Brian C. Witherow
Executive Vice President and Chief Financial Officer